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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT


        We consent to the incorporation by reference in Registration Statements No. 33-25949 and 33-36852 on Form S-8, and Registration Statement No. 33-84246 on Form S-3 of Stevens Graphics Corporation and subsidiaries, of our report dated February 24, 1995, appearing in this Annual Report on Form 10-K of Stevens Graphics Corporation and subsidiaries for the year ended December 31, 1994.



DELOITTE & TOUCHE LLP


Fort Worth, Texas
March 22, 1995